ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Other taxes payable	$ 5,120
Used car services payables	3,333
Accrued professional fee	2,698
Individual income tax payable	2,207
Others	1,133	$ 6
Total	$ 14,491	$ 6